SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 20, 2002
                Date of report (Date of earliest event reported)



                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)



       NEW YORK                        1-1105                    13-4924710
(State or Other Jurisdiction     (Commission File              (IRS Employer
     of Incorporation)                Number)                Identification No.)


            295 NORTH MAPLE AVENUE, BASKING RIDGE, NEW JERSEY 07920 (Address of Principal Executive Offices, including Zip Code)


                                 (908) 221-2000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.     OTHER EVENTS.


         On August 21, 2002, AT&T Corp. ("AT&T") announced that AT&T, Comcast Corporation, AOL Time Warner Inc., Time Warner Entertainment Company, L.P. ("TWE") and certain other parties have entered into a restructuring agreement, dated as of August 20, 2002 (the "Restructuring Agreement"), related to TWE. A copy of the Restructuring Agreement and the press release issued by AT&T are attached hereto as Exhibits 2.1 and 99.1, respectively, and are each incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)   Exhibits.

         2.1      Restructuring Agreement, dated as of August 20, 2002.

         99.1     Press Release issued August 21, 2002 by AT&T.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AT&T CORP.

                                          By: /s/ Robert S. Feit
                                             -----------------------------
                                             Name:   Robert S. Feit
                                             Title:  Chief Counsel - Corporate
                                                     and Financial Matters

Date:  August 23, 2002



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                                  EXHIBIT INDEX
                                  -------------


         2.1      Restructuring Agreement, dated as of August 20, 2002.

         99.1     Press Release issued August 21, 2002 by AT&T.